UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2017

Date of reporting period:	January 1, 2017 — June 30, 2017

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam Variable Trust

Semiannual report

6 | 30 | 17

Putnam VT
George Putnam Balanced Fund

Message from the Trustees

August 10, 2017

Dear Shareholder:

A fair amount of investor optimism has helped to fuel financial markets in 2017, and global stock and bond markets have generally fared well. At the same time, however, a number of macroeconomic and political risks around the world could disrupt the positive momentum.

While calm markets are generally welcome, we believe investors should continue to remember time-tested strategies: maintain a well-diversified portfolio, keep a long-term view, and speak regularly with your financial advisor. In the following pages, you will find a summary of your fund’s performance for the reporting period.

We would like to take this opportunity to announce some changes to your fund’s Board of Trustees. First, we are pleased to welcome the arrival of Catharine Bond Hill and Manoj P. Singh, who bring extensive professional and directorship experience to their new roles as Putnam Trustees. In addition, we would like to extend our appreciation and best wishes to Robert J. Darretta, John A. Hill, and W. Thomas Stephens, who retired from the Board, effective June 30, 2017. We are grateful for their years of work on behalf of you and your fellow shareholders, and we wish them well in their future endeavors.

Thank you for investing with Putnam.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: Stock and bond prices may fall or fail to rise over time for several reasons, including general financial market conditions changing market perceptions (including perceptions about the risk of default and expectations about monetary policy or interest rates), changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These factors may also lead to increased volatility and reduced liquidity in the bond markets. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund.

Performance summary (as of 6/30/17)

Investment objective

Balanced investment comprising a well-diversified portfolio of stocks and bonds that produce both capital growth and current income

Net asset value June 30, 2017

Class IA: $11.03	Class IB: $11.00

Total return at net asset value

				Bloomberg	George
			S&P 500	Barclays	Putnam
			Index	U.S.	Blended
			(primary	Aggregate	Index
(as of	Class IA	Class IB	bench-	Bond	(secondary
6/30/17)	shares*	shares*	mark)	Index	benchmark)

6 months	7.59%	7.46%	9.34%	2.27%	6.51%

1 year	13.00	12.66	17.90	–0.31	10.36

5 years	60.83	58.97	97.92	11.57	59.11
Annualized	9.97	9.71	14.63	2.21	9.73

10 years	42.11	38.51	100.08	54.97	91.79
Annualized	3.58	3.31	7.18	4.48	6.73

Life	130.94	121.07	212.96	155.99	219.03
Annualized	4.46	4.23	6.13	5.03	6.24

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: April 30, 1998.

The George Putnam Blended Index is an unmanaged index administered by Putnam Management, 60% of which is based on the S&P 500 Index and 40% of which is based on the Bloomberg Barclays U.S. Aggregate Bond Index. The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities. The S&P 500 Index is an unmanaged index of common stock performance.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Putnam VT George Putnam Balanced Fund	1

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The two left-hand columns of the Expenses per $1,000 table show the expenses you would have paid on a $1,000 investment in your fund from 1/1/17 to 6/30/17. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the Expenses per $1,000 table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expense ratios

	Class IA	Class IB

Total annual operating expenses for the fiscal
year ended 12/31/16	0.74%	0.99%

Annualized expense ratio for the six-month
period ended 6/30/17	0.73%	0.98%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

Expenses per $1,000

Expenses and value for a
	Expenses and value for a		$1,000 investment, assuming
	$1,000 investment, assuming		a hypothetical 5% annualized
	actual returns for the		return for the 6 months
	6 months ended 6/30/17		ended 6/30/17

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*†	$3.76	$5.04	$3.66	$4.91

Ending value
(after
expenses)	$1,075.90	$1,074.60	$1,021.17	$1,019.93

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/17. The expense ratio may differ for each share class.

†Expenses based on actual returns are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Expenses based on a hypothetical 5% return are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Your fund’s managers

Portfolio Manager Aaron M. Cooper, CFA, is Chief Investment Officer, Equities, at Putnam. He joined Putnam in 2011 and has been in the investment industry since 1999.

Portfolio Manager Paul D. Scanlon, CFA, is Co-Head of Fixed Income at Putnam. Paul joined Putnam in 1999 and has been in the investment industry since 1986.

Your fund’s managers also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

2	Putnam VT George Putnam Balanced Fund

The fund’s portfolio 6/30/17 (Unaudited)

COMMON STOCKS (59.8%)*	Shares	Value

Basic materials (2.5%)
Albemarle Corp.	1,421	$149,972

Alcoa Corp.	7,336	239,520

CF Industries Holdings, Inc.	6,128	171,339

Dow Chemical Co. (The)	9,557	602,760

Evonik Industries AG (Germany)	3,247	103,784

Fortune Brands Home & Security, Inc.	7,690	501,696

Iluka Resources, Ltd. (Australia)	21,452	143,116

LyondellBasell Industries NV Class A	1,231	91,549

Sealed Air Corp.	5,281	236,378

Sherwin-Williams Co. (The)	1,953	685,425

W.R. Grace & Co.	5,970	429,900

		3,355,439
Capital goods (4.4%)
Airbus SE (France)	4,046	332,722

Cummins, Inc.	2,905	471,249

Dover Corp.	6,349	509,317

Fortive Corp.	8,893	563,372

Johnson Controls International PLC	11,496	498,467

KION Group AG (Germany)	5,287	404,099

Komatsu, Ltd. (Japan)	16,700	423,829

Northrop Grumman Corp.	2,582	662,825

Raytheon Co.	4,268	689,197

Stericycle, Inc. †	2,461	187,824

United Technologies Corp.	5,651	690,044

Waste Connections, Inc. (Canada)	7,006	451,327

		5,884,272
Communication services (2.8%)
American Tower Corp. R	2,638	349,060

AT&T, Inc.	25,757	971,812

Charter Communications, Inc. Class A †	1,881	633,615

Comcast Corp. Class A	26,474	1,030,368

DISH Network Corp. Class A †	3,682	231,082

T-Mobile US, Inc. †	3,819	231,508

Verizon Communications, Inc.	7,143	319,006

		3,766,451
Communications equipment (0.2%)
Cisco Systems, Inc.	9,351	292,686

		292,686
Computers (2.6%)
Apple, Inc.	19,935	2,871,039

HP, Inc.	10,239	178,978

RealPage, Inc. †	10,245	368,308

Western Digital Corp.	1,021	90,461

		3,508,786
Conglomerates (0.8%)
Danaher Corp.	6,776	571,827

Siemens AG (Germany)	3,823	525,501

		1,097,328
Consumer cyclicals (6.7%)
Amazon.com, Inc. †	2,010	1,945,680

Expedia, Inc.	2,789	415,422

Hanesbrands, Inc. S	14,230	329,567

Hilton Worldwide Holdings, Inc.	7,114	440,001

Home Depot, Inc. (The)	8,924	1,368,942

IHS Markit, Ltd. (United Kingdom) †	6,289	276,968

L Brands, Inc.	3,845	207,207

Live Nation Entertainment, Inc. † S	7,576	264,024

MasterCard, Inc. Class A	3,875	470,619

COMMON STOCKS (59.8%)* cont.	Shares	Value

Consumer cyclicals cont.
NIKE, Inc. Class B	5,249	$309,691

O’Reilly Automotive, Inc. † S	1,284	280,862

Penn National Gaming, Inc. † S	14,319	306,427

Priceline Group, Inc. (The) †	372	695,833

TJX Cos., Inc. (The) S	6,050	436,629

Twenty-First Century Fox, Inc.	3,205	90,830

Vulcan Materials Co.	1,335	169,118

Wal-Mart Stores, Inc.	3,597	272,221

Walt Disney Co. (The)	3,767	400,244

Wynn Resorts, Ltd.	2,841	381,035

		9,061,320
Consumer staples (6.5%)
Altria Group, Inc.	11,330	843,745

Campbell Soup Co.	3,126	163,021

Coca-Cola Co. (The)	1,903	85,350

Colgate-Palmolive Co.	5,537	410,458

Constellation Brands, Inc. Class A	2,378	460,690

Costco Wholesale Corp.	3,182	508,897

CVS Health Corp.	4,077	328,035

Delivery Hero Holding GmbH (acquired 6/12/15,
cost $46,212) (Private) (Germany) † ∆∆ F	1,800	51,438

Dr. Pepper Snapple Group, Inc.	6,254	569,802

Edgewell Personal Care Co. †	2,871	218,253

Kraft Heinz Co. (The)	8,079	691,886

Kroger Co. (The)	16,288	379,836

Molson Coors Brewing Co. Class B	2,908	251,077

Mondelez International, Inc. Class A	9,494	410,046

Monster Beverage Corp. †	4,089	203,142

PepsiCo, Inc.	11,797	1,362,436

Pinnacle Foods, Inc.	7,500	445,500

Restaurant Brands International, Inc. (Canada)	5,057	316,265

Walgreens Boots Alliance, Inc.	8,606	673,936

Yum China Holdings, Inc. (China) †	9,019	355,619

		8,729,432
Electronics (2.7%)
Agilent Technologies, Inc.	4,478	265,590

Broadcom, Ltd.	3,346	779,785

Cavium, Inc. †	4,959	308,103

NXP Semiconductor NV †	1,986	217,368

Qorvo, Inc. †	5,434	344,081

Qualcomm, Inc.	10,270	567,109

Rockwell Automation, Inc.	2,986	483,613

Texas Instruments, Inc.	8,353	642,596

		3,608,245
Energy (3.6%)
Anadarko Petroleum Corp.	5,624	254,992

Cenovus Energy, Inc. (Canada)	32,657	240,747

Cheniere Energy, Inc. †	6,760	329,280

ConocoPhillips	16,075	706,657

EnCana Corp. (Canada)	11,450	100,744

EOG Resources, Inc.	5,275	477,493

Exxon Mobil Corp.	2,521	203,520

Halliburton Co.	9,733	415,696

Marathon Oil Corp.	8,288	98,213

Noble Energy, Inc.	8,220	232,626

Pioneer Natural Resources Co.	1,687	269,211

Plains All American Pipeline LP	4,442	116,691

QEP Resources, Inc. †	15,582	157,378

Putnam VT George Putnam Balanced Fund	3

COMMON STOCKS (59.8%)* cont.	Shares	Value

Energy cont.
Royal Dutch Shell PLC Class A (United Kingdom)	13,968	$370,220

Schlumberger, Ltd.	2,381	156,765

Select Energy Services Class A † S	13,503	164,061

Seven Generations Energy, Ltd. (Canada) †	8,836	151,332

Suncor Energy, Inc. (Canada)	11,418	333,612

		4,779,238
Financials (8.5%)
American International Group, Inc.	9,792	612,196

Assured Guaranty, Ltd.	15,218	635,199

Bank of America Corp.	45,287	1,098,663

BlackRock, Inc.	790	333,704

Charles Schwab Corp. (The)	5,875	252,390

Chubb, Ltd.	5,840	849,019

E*Trade Financial Corp. †	5,535	210,496

Gaming and Leisure Properties, Inc. R	8,855	333,568

Goldman Sachs Group, Inc. (The)	2,650	588,035

Hamilton Lane, Inc. Class A †	10,441	229,598

Hartford Financial Services Group, Inc. (The)	3,406	179,053

Intercontinental Exchange, Inc.	11,125	733,360

Invesco, Ltd.	33,982	1,195,827

Investment Technology Group, Inc.	15,808	335,762

JPMorgan Chase & Co.	17,895	1,635,603

KKR & Co. LP	18,997	353,344

MetLife, Inc.	5,014	275,469

Oportun Financial Corp. (acquired 6/23/15,
cost $42,371) (Private) † ∆∆ F	14,867	41,947

Prudential PLC (United Kingdom)	19,164	439,548

Synchrony Financial	5,742	171,226

Visa, Inc. Class A	9,714	910,979

		11,414,986
Health care (7.4%)
Aetna, Inc.	575	87,302

Amgen, Inc.	4,593	791,052

Becton Dickinson and Co.	3,502	683,275

Biogen, Inc. †	2,223	603,233

Bioverativ, Inc. †	3,324	200,005

Boston Scientific Corp. †	16,901	468,496

Bristol-Myers Squibb Co.	3,483	194,073

C.R. Bard, Inc.	651	205,788

Cardinal Health, Inc.	1,713	133,477

Celgene Corp. †	4,011	520,909

Cigna Corp.	2,462	412,114

DENTSPLY Sirona, Inc.	6,125	397,145

Express Scripts Holding Co. †	1,946	124,233

Gilead Sciences, Inc.	8,496	601,347

Humana, Inc.	1,182	284,413

Intuitive Surgical, Inc. †	348	325,509

Jazz Pharmaceuticals PLC †	3,907	607,539

Johnson & Johnson	11,189	1,480,193

McKesson Corp.	1,081	177,868

Merck & Co., Inc.	12,095	775,169

Pfizer, Inc.	7,772	261,061

Regeneron Pharmaceuticals, Inc. †	568	278,968

UnitedHealth Group, Inc.	2,135	395,872

		10,009,041
Miscellaneous (0.1%)
Conyers Park Acquisition Corp. (Units) †	5,658	72,140

Gores Holdings II, Inc. (Units) †	5,737	59,894

		132,034

COMMON STOCKS (59.8%)* cont.	Shares	Value

Semiconductor (0.4%)
Applied Materials, Inc.	12,096	$499,686

		499,686
Software (3.1%)
Adobe Systems, Inc. †	3,633	513,852

Everbridge, Inc. †	8,195	199,630

Instructure, Inc. †	5,716	168,622

Microsoft Corp.	34,589	2,384,220

Oracle Corp.	4,379	219,563

Tencent Holdings, Ltd. (China)	9,736	348,166

Ubisoft Entertainment SA (France) †	5,626	319,230

		4,153,283
Technology services (4.7%)
Alibaba Group Holding, Ltd. ADR (China) † S	3,232	455,389

Alphabet, Inc. Class A †	2,744	2,551,042

DXC Technology Co. †	7,056	541,336

Facebook, Inc. Class A †	10,496	1,584,686

Fidelity National Information Services, Inc.	4,172	356,289

GoDaddy, Inc. Class A †	4,670	198,101

NCSoft Corp. (South Korea)	1,419	470,664

salesforce.com, Inc. †	2,273	196,842

		6,354,349
Transportation (0.8%)
American Airlines Group, Inc. S	7,877	396,371

Norfolk Southern Corp.	5,022	611,177

		1,007,548
Utilities and power (2.0%)
Ameren Corp.	3,760	205,559

American Electric Power Co., Inc.	5,793	402,440

American Water Works Co., Inc.	2,679	208,828

Calpine Corp. †	9,393	127,087

Edison International	2,288	178,899

Exelon Corp.	13,030	469,992

Kinder Morgan, Inc.	3,593	68,842

NextEra Energy, Inc.	1,929	270,311

NRG Energy, Inc.	20,323	349,962

PG&E Corp.	5,930	393,574

		2,675,494

Total common stocks (cost $70,382,312)		$80,329,618

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (11.9%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (2.4%)
Government National Mortgage Association
Pass-Through Certificates
3.50%, 2/20/45	$80,843	$83,855
3.50%, TBA, 7/1/47	2,000,000	2,071,250
3.00%, TBA, 7/1/47	1,000,000	1,010,391

		3,165,496
U.S. Government Agency Mortgage Obligations (9.5%)
Federal National Mortgage Association
Pass-Through Certificates
5.50%, with due dates from 7/1/33 to 11/1/38	224,739	249,416
5.00%, 8/1/33	88,368	96,691
4.50%, TBA, 7/1/47	4,000,000	4,290,000
4.00%, TBA, 7/1/47	2,000,000	2,102,031
3.50%, TBA, 8/1/47	2,000,000	2,050,391
3.50%, TBA, 7/1/47	3,000,000	3,080,625
3.00%, 6/1/46	944,734	947,207

		12,816,361
Total U.S. government and agency mortgage
obligations (cost $16,050,321)		$15,981,857

4	Putnam VT George Putnam Balanced Fund

U.S. TREASURY OBLIGATIONS (11.2%)*	Principal amount	Value

U.S. Treasury Bonds 2.75%, 8/15/42	$1,700,000	$1,681,672

U.S. Treasury Notes
2.00%, 2/15/22	1,100,000	1,108,121
2.00%, 11/30/20	3,450,000	3,490,511
1.875%, 11/30/21	1,780,000	1,784,631
1.625%, 4/30/19	330,000	331,477
1.375%, 9/30/18	990,000	990,596
1.125%, 3/31/20	2,710,000	2,682,053
1.125%, 12/31/19	950,000	942,207
0.875%, 6/15/19	2,000,000	1,980,656

Total U.S. treasury obligations (cost $15,067,969)		$14,991,924

CORPORATE BONDS
AND NOTES (14.8%)*	Principal amount	Value

Basic materials (0.8%)
Celanese US Holdings, LLC company
guaranty sr. unsec. unsub. notes 4.625%,
11/15/22 (Germany)	$71,000	$76,503

Cytec Industries, Inc. sr. unsec.
unsub. notes 3.50%, 4/1/23	30,000	30,219

Eastman Chemical Co. sr. unsec. notes 3.80%,
3/15/25	35,000	35,959

Georgia-Pacific, LLC sr. unsec.
unsub. notes 7.75%, 11/15/29	135,000	187,147

Glencore Finance Canada, Ltd. 144A company
guaranty sr. unsec. unsub. notes 6.00%, 11/15/41
(Canada)	5,000	5,600

Glencore Funding, LLC 144A company
guaranty sr. unsec. unsub. notes 4.625%, 4/29/24	81,000	84,677

Glencore Funding, LLC 144A company
guaranty sr. unsec. unsub. notes 4.00%, 4/16/25	54,000	54,021

International Paper Co. sr. unsec. notes 8.70%,
6/15/38	10,000	14,698

INVISTA Finance, LLC 144A company
guaranty sr. notes 4.25%, 10/15/19	12,000	12,362

Sherwin-Williams Co. (The) sr. unsec.
unsub. bonds 3.45%, 6/1/27	115,000	115,760

Westlake Chemical Corp. company
guaranty sr. unsec. unsub. notes 3.60%, 8/15/26	165,000	163,762

WestRock MWV, LLC company guaranty sr. unsec.
unsub. notes 8.20%, 1/15/30	140,000	197,095

WestRock MWV, LLC company guaranty sr. unsec.
unsub. notes 7.95%, 2/15/31	10,000	13,945

Weyerhaeuser Co. sr. unsec. unsub. notes 7.375%,
3/15/32 R	82,000	112,905

		1,104,653
Capital goods (0.4%)
Johnson Controls International PLC sr. unsec.
unsub. bonds 4.50%, 2/15/47	115,000	122,233

L3 Technologies, Inc. company guaranty sr. unsec.
bonds 3.85%, 12/15/26	10,000	10,309

Legrand France SA sr. unsec. unsub. notes 8.50%,
2/15/25 (France)	104,000	134,655

Medtronic, Inc. company guaranty sr. unsec.
sub. notes 4.375%, 3/15/35	15,000	16,384

Northrop Grumman Systems Corp. company
guaranty sr. unsec. unsub. notes 7.875%, 3/1/26	30,000	39,812

Parker Hannifin Corp. sr. unsec.
unsub. notes Ser. MTN, 6.25%, 5/15/38	48,000	63,246

Rockwell Collins, Inc. sr. unsec. bonds 4.35%,
4/15/47	193,000	201,843

United Technologies Corp. sr. unsec.
unsub. notes 5.70%, 4/15/40	15,000	18,837

		607,319

CORPORATE BONDS
AND NOTES (14.8%)* cont.	Principal amount	Value

Communication services (1.0%)
American Tower Corp. sr. unsec. notes
4.00%, 6/1/25 R	$20,000	$20,716

American Tower Corp. sr. unsec.
unsub. bonds 3.55%, 7/15/27 R	65,000	64,453

American Tower Corp. sr. unsec.
unsub. bonds 3.375%, 10/15/26 R	75,000	73,379

AT&T, Inc. sr. unsec. unsub. notes 4.75%, 5/15/46	12,000	11,767

CC Holdings GS V, LLC/Crown Castle GS III Corp.
company guaranty sr. notes 3.849%, 4/15/23	30,000	31,538

Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company
guaranty sr. sub. bonds 6.484%, 10/23/45	117,000	140,425

Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company
guaranty sr. sub. notes 4.908%, 7/23/25	38,000	41,052

Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. 144A
company guaranty sr. bonds 5.375%, 5/1/47	92,000	97,331

Comcast Cable Communications Holdings, Inc.
company guaranty sr. unsec. notes 9.455%,
11/15/22	25,000	33,481

Comcast Corp. company guaranty sr. unsec.
unsub. notes 6.50%, 11/15/35	27,000	35,672

Comcast Corp. company guaranty sr. unsec.
unsub. notes 3.15%, 3/1/26	45,000	45,233

Crown Castle International Corp. sr. unsec.
notes 4.875%, 4/15/22 R	10,000	10,926

Crown Castle International Corp. sr. unsec.
notes 4.75%, 5/15/47 R	25,000	25,441

Crown Castle Towers, LLC 144A company
guaranty sr. notes 4.883%, 8/15/20	105,000	112,048

Koninklijke KPN NV sr. unsec.
unsub. bonds 8.375%, 10/1/30 (Netherlands)	10,000	13,731

NBCUniversal Media, LLC company
guaranty sr. unsec. unsub. notes 6.40%, 4/30/40	55,000	73,809

Rogers Communications, Inc. company
guaranty sr. unsec. bonds 8.75%, 5/1/32 (Canada)	10,000	14,365

Rogers Communications, Inc. company
guaranty sr. unsec. unsub. notes 4.50%, 3/15/43
(Canada)	35,000	36,418

Telecom Italia SpA 144A sr. unsec. notes 5.303%,
5/30/24 (Italy)	200,000	214,500

Telefonica Emisiones SAU company
guaranty sr. unsec. unsub. notes 7.045%, 6/20/36
(Spain)	10,000	13,147

Verizon Communications, Inc. sr. unsec.
unsub. notes 4.522%, 9/15/48	40,000	37,844

Verizon Communications, Inc. sr. unsec.
unsub. notes 4.125%, 3/16/27	60,000	61,967

Videotron, Ltd./Videotron Ltee. 144A sr. unsec.
notes 5.125%, 4/15/27 (Canada)	80,000	82,200

		1,291,443
Conglomerates (0.2%)
General Electric Co. jr. unsec. sub. FRB Ser. D,
5.00%, perpetual maturity	241,000	255,460

		255,460
Consumer cyclicals (1.6%)
21st Century Fox America, Inc. company
guaranty sr. unsec. notes 7.85%, 3/1/39	25,000	36,043

21st Century Fox America, Inc. company
guaranty sr. unsec. notes 7.75%, 1/20/24	135,000	167,280

Autonation, Inc. company guaranty sr. unsec.
notes 4.50%, 10/1/25	30,000	31,303

Putnam VT George Putnam Balanced Fund	5

CORPORATE BONDS
AND NOTES (14.8%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Autonation, Inc. company guaranty sr. unsec.
unsub. notes 5.50%, 2/1/20	$92,000	$98,699

CBS Corp. company guaranty sr. unsec.
unsub. bonds 2.90%, 1/15/27	39,000	36,938

CBS Corp. company guaranty sr. unsec.
unsub. notes 4.60%, 1/15/45	125,000	128,231

CBS Corp. company guaranty sr. unsec.
unsub. notes 3.50%, 1/15/25	49,000	49,658

Dollar General Corp. sr. unsec. sub. notes 3.25%,
4/15/23	60,000	61,113

Expedia, Inc. company guaranty sr. unsec.
unsub. notes 5.00%, 2/15/26	5,000	5,475

Ford Motor Co. sr. unsec. unsub. notes 4.346%,
12/8/26	100,000	102,944

General Motors Financial Co., Inc. company
guaranty sr. unsec. notes 4.00%, 10/6/26	35,000	34,797

General Motors Financial Co., Inc. company
guaranty sr. unsec. unsub. notes 4.30%, 7/13/25	47,000	47,938

Grupo Televisa SAB sr. unsec.
unsub. bonds 6.625%, 1/15/40 (Mexico)	90,000	103,988

Hilton Domestic Operating Co., Inc. 144A
sr. unsec. sub. notes 4.25%, 9/1/24	20,000	20,275

Hilton Worldwide Finance, LLC/Hilton Worldwide
Finance Corp. 144A sr. unsec. bonds 4.875%,
4/1/27	135,000	141,244

Historic TW, Inc. company guaranty sr. unsec.
unsub. bonds 9.15%, 2/1/23	95,000	121,858

Host Hotels & Resorts LP sr. unsec.
unsub. notes 6.00%, 10/1/21 R	48,000	53,534

Host Hotels & Resorts LP sr. unsec.
unsub. notes 5.25%, 3/15/22 R	22,000	23,924

Hyatt Hotels Corp. sr. unsec.
unsub. notes 3.375%, 7/15/23	30,000	30,486

IHS Markit Ltd. 144A company
guaranty notes 4.75%, 2/15/25 (United Kingdom)	25,000	26,844

Lear Corp. company guaranty sr. unsec.
unsub. notes 5.375%, 3/15/24	40,000	42,488

Moody’s Corp. 144A sr. unsec. bonds 3.25%, 1/15/28	60,000	59,078

NVR, Inc. sr. unsec. notes 3.95%, 9/15/22	65,000	67,507

O’Reilly Automotive, Inc. company
guaranty sr. unsec. notes 3.85%, 6/15/23	25,000	26,040

O’Reilly Automotive, Inc. company
guaranty sr. unsec. sub. notes 3.55%, 3/15/26	45,000	45,309

Omnicom Group, Inc. company guaranty sr. unsec.
unsub. notes 3.60%, 4/15/26	55,000	55,338

Owens Corning company guaranty sr. unsec.
sub. notes 9.00%, 6/15/19	94,000	105,453

Priceline Group, Inc. (The) sr. unsec.
notes 3.65%, 3/15/25	16,000	16,419

QVC, Inc. company guaranty sr. notes 4.85%, 4/1/24	50,000	51,097

S&P Global, Inc. company guaranty
sr. unsec. unsub. notes 4.40%, 2/15/26	52,000	55,902

Sirius XM Radio, Inc. 144A sr. unsec.
bonds 5.00%, 8/1/27	125,000	125,781

Standard Industries, Inc. 144A sr. unsec.
notes 5.00%, 2/15/27	130,000	132,600

Vulcan Materials Co. sr. unsec.
unsub. notes 4.50%, 4/1/25	20,000	21,356

Wyndham Worldwide Corp. sr. unsec.
unsub. bonds 4.50%, 4/1/27	60,000	61,853

		2,188,793

CORPORATE BONDS
AND NOTES (14.8%)* cont.	Principal amount	Value

Consumer staples (1.2%)
Anheuser-Busch InBev Finance, Inc. company
guaranty sr. unsec. unsub. bonds 4.90%, 2/1/46	$215,000	$242,658

Anheuser-Busch InBev Finance, Inc. company
guaranty sr. unsec. unsub. bonds 3.65%, 2/1/26	25,000	25,757

Anheuser-Busch InBev Worldwide, Inc. company
guaranty sr. unsec. unsub. notes 8.20%, 1/15/39	25,000	38,734

Constellation Brands, Inc. company
guaranty sr. unsec. unsub. bonds 3.70%, 12/6/26	25,000	25,443

CVS Pass-Through Trust 144A sr. mtge.
notes 7.507%, 1/10/32	143,591	177,401

CVS Pass-Through Trust 144A sr. mtge.
notes 4.704%, 1/10/36	13,557	14,518

Diageo Investment Corp. company
guaranty sr. unsec. notes 8.00%, 9/15/22	74,000	92,918

ERAC USA Finance, LLC 144A company
guaranty sr. unsec. notes 7.00%, 10/15/37	150,000	194,716

ERAC USA Finance, LLC 144A company
guaranty sr. unsec. notes 5.625%, 3/15/42	85,000	96,531

Kraft Heinz Co. (The) company guaranty sr. unsec.
bonds 4.375%, 6/1/46	120,000	117,520

Kraft Heinz Co. (The) company guaranty sr. unsec.
notes Ser. 144A, 6.875%, 1/26/39	55,000	70,740

Kraft Heinz Co. (The) company guaranty sr. unsec.
unsub. notes 6.50%, 2/9/40	5,000	6,195

Lamb Weston Holdings, Inc. 144A company
guaranty sr. unsec. unsub. notes 4.875%, 11/1/26	120,000	124,350

McDonald’s Corp. sr. unsec. unsub. notes 5.70%,
2/1/39	90,000	108,487

McDonald’s Corp. sr. unsec.
unsub. notes Ser. MTN, 6.30%, 3/1/38	75,000	96,470

Newell Brands, Inc. sr. unsec.
unsub. notes 4.20%, 4/1/26	105,000	111,488

Tyson Foods, Inc. company guaranty sr. unsec.
bonds 4.875%, 8/15/34	17,000	18,600

Tyson Foods, Inc. company guaranty sr. unsec.
unsub. bonds 5.15%, 8/15/44	23,000	25,956

Walgreens Boots Alliance, Inc. sr. unsec.
bonds 3.45%, 6/1/26	80,000	79,831

		1,668,313
Energy (1.3%)
BP Capital Markets PLC company
guaranty sr. unsec. bonds 3.119%, 5/4/26
(United Kingdom)	70,000	69,130

Canadian Natural Resources, Ltd. sr. unsec.
unsub. bonds 3.85%, 6/1/27 (Canada)	50,000	49,746

Cenovus Energy, Inc. sr. unsec. bonds 6.75%,
11/15/39 (Canada)	76,000	79,895

Cenovus Energy, Inc. 144A sr. unsec. notes 4.25%,
4/15/27 (Canada)	80,000	76,210

Cheniere Corpus Christi Holdings, LLC 144A
company guaranty sr. bonds 5.125%, 6/30/27	65,000	66,625

Concho Resources, Inc. company
guaranty sr. unsec. notes 4.375%, 1/15/25	45,000	45,900

DCP Midstream Operating LP company
guaranty sr. unsec. notes 3.875%, 3/15/23	33,000	31,845

DCP Midstream Operating LP company
guaranty sr. unsec. notes 2.70%, 4/1/19	20,000	19,825

Devon Energy Corp. sr. unsec. unsub. notes 3.25%,
5/15/22	28,000	27,828

EOG Resources, Inc. sr. unsec.
unsub. notes 5.625%, 6/1/19	30,000	31,994

6	Putnam VT George Putnam Balanced Fund

CORPORATE BONDS
AND NOTES (14.8%)* cont.	Principal amount	Value

Energy cont.
EQT Midstream Partners LP company
guaranty sr. unsec. sub. notes 4.00%, 8/1/24	$70,000	$71,033

Hess Corp. sr. unsec. unsub. notes 7.30%, 8/15/31	55,000	63,308

Marathon Petroleum Corp. sr. unsec.
unsub. notes 6.50%, 3/1/41	25,000	28,872

MPLX LP sr. unsec. unsub. notes 4.125%, 3/1/27	70,000	70,238

Nabors Industries, Inc. company
guaranty sr. unsec. unsub. notes 4.625%, 9/15/21	65,000	61,737

Noble Holding International, Ltd. company
guaranty sr. unsec. unsub. notes 6.05%, 3/1/41	60,000	35,325

Petroleos Mexicanos company guaranty sr. unsec.
unsub. notes 4.50%, 1/23/26 (Mexico)	39,000	37,909

Pride International, LLC company
guaranty sr. unsec. unsub. notes 7.875%, 8/15/40	120,000	101,100

Sabine Pass Liquefaction, LLC sr. notes 5.00%,
3/15/27	135,000	143,704

Sabine Pass Liquefaction, LLC 144A
sr. bonds 4.20%, 3/15/28	30,000	30,309

Spectra Energy Capital, LLC company
guaranty sr. unsec. unsub. notes 8.00%, 10/1/19	110,000	123,008

Statoil ASA company guaranty sr. unsec.
notes 5.10%, 8/17/40 (Norway)	70,000	80,691

Tosco Corp. company guaranty sr. unsec.
notes 8.125%, 2/15/30	72,000	100,133

Transcanada Trust company guaranty jr. unsec.
sub. FRB 5.30%, 3/15/77 (Canada)	135,000	138,780

Valero Energy Partners LP sr. unsec.
unsub. notes 4.375%, 12/15/26	21,000	21,466

Williams Partners LP sr. unsec. sub. notes 4.30%,
3/4/24	107,000	111,384

Williams Partners LP sr. unsec. sub. notes 3.60%,
3/15/22	25,000	25,541

Williams Partners LP/ACMP Finance Corp.
sr. unsec. sub. notes 4.875%, 3/15/24	35,000	36,677

		1,780,213
Financials (5.0%)
Aflac, Inc. sr. unsec. notes 6.45%, 8/15/40	14,000	18,502

Air Lease Corp. sr. unsec. notes 3.75%, 2/1/22	25,000	26,088

Ally Financial, Inc. sub. unsec. notes 5.75%,
11/20/25	75,000	78,938

American International Group, Inc. jr. unsec.
sub. FRB 8.175%, 5/15/58	114,000	153,900

Aon PLC company guaranty sr. unsec.
unsub. notes 4.25%, 12/12/42	200,000	196,524

Assurant, Inc. sr. unsec. notes 6.75%, 2/15/34	31,000	37,780

Aviation Capital Group Corp. 144A sr. unsec.
unsub. notes 7.125%, 10/15/20	35,000	39,760

AXA SA 144A jr. unsec. sub. FRN 6.463%, perpetual
maturity (France)	75,000	77,109

Bank of America Corp. jr. unsec. sub. FRN
Ser. AA, 6.10%, perpetual maturity	32,000	34,720

Bank of America Corp. unsec. sub. notes 6.11%,
1/29/37	150,000	182,946

Barclays Bank PLC 144A unsec. sub. notes 10.179%,
6/12/21 (United Kingdom)	80,000	100,247

Berkshire Hathaway Finance Corp. company
guaranty sr. unsec. notes 4.30%, 5/15/43	73,000	78,712

BGC Partners, Inc. sr. unsec. notes 5.125%,
5/27/21	10,000	10,539

BPCE SA 144A unsec. sub. notes 5.15%, 7/21/24
(France)	200,000	213,840

CORPORATE BONDS
AND NOTES (14.8%)* cont.	Principal amount	Value

Financials cont.
Cantor Fitzgerald LP 144A unsec. notes 6.50%,
6/17/22	$110,000	$123,135

Capital One Financial Corp. unsec.
sub. notes 4.20%, 10/29/25	80,000	80,667

CBRE Services, Inc. company guaranty sr. unsec.
notes 5.25%, 3/15/25	27,000	29,402

CBRE Services, Inc. company guaranty sr. unsec.
unsub. notes 4.875%, 3/1/26	73,000	77,719

Citigroup, Inc. jr. unsec. sub. FRB Ser. P,
5.95%, perpetual maturity	64,000	68,578

Citigroup, Inc. jr. unsec. sub. FRN 5.875%,
perpetual maturity	23,000	24,093

Citigroup, Inc. unsec. sub. bonds 4.75%, 5/18/46	245,000	257,176

Citigroup, Inc. unsec. sub. bonds 4.125%, 7/25/28	40,000	40,605

CNO Financial Group, Inc. sr. unsec.
unsub. notes 5.25%, 5/30/25	40,000	42,360

Cooperatieve Rabobank UA 144A jr. unsec. sub. FRN
11.00%, perpetual maturity (Netherlands)	150,000	174,225

Credit Suisse Group AG 144A sr. unsec.
bonds 4.282%, 1/9/28 (Switzerland)	280,000	289,431

Duke Realty LP company guaranty sr. unsec.
unsub. notes 4.375%, 6/15/22 R	122,000	130,011

Fairfax US, Inc. 144A company guaranty sr. unsec.
notes 4.875%, 8/13/24	35,000	36,389

Fifth Third Bancorp jr. unsec. sub. FRB 5.10%,
perpetual maturity	29,000	29,508

Goldman Sachs Group, Inc. (The) sr. unsec.
unsub. notes 3.85%, 1/26/27	240,000	244,154

Hartford Financial Services Group, Inc. (The)
sr. unsec. unsub. notes 6.625%, 3/30/40	238,000	321,508

Healthcare Realty Trust, Inc. sr. unsec.
unsub. notes 3.875%, 5/1/25 R	60,000	60,479

Hospitality Properties Trust sr. unsec.
unsub. notes 4.50%, 3/15/25 R	30,000	30,790

HSBC Holdings PLC unsec. sub. notes 6.50%, 5/2/36
(United Kingdom)	200,000	255,180

ING Bank NV 144A unsec. sub. notes 5.80%, 9/25/23
(Netherlands)	200,000	225,756

JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. Z,
5.30%, perpetual maturity	35,000	36,444

JPMorgan Chase & Co. jr. unsec. sub. FRN 7.90%,
perpetual maturity	110,000	114,345

JPMorgan Chase & Co. sr. unsec. notes Ser. MTN,
2.295%, 8/15/21	35,000	34,796

KKR Group Finance Co., LLC 144A company
guaranty sr. unsec. unsub. notes 6.375%, 9/29/20	60,000	67,415

Liberty Mutual Group, Inc. 144A company
guaranty jr. unsec. sub. bonds 7.80%, 3/15/37	45,000	56,053

Liberty Mutual Insurance Co. 144A unsec.
sub. notes 7.697%, 10/15/97	100,000	140,995

Massachusetts Mutual Life Insurance Co. 144A
unsec. sub. notes 8.875%, 6/1/39	155,000	253,972

MetLife Capital Trust IV 144A jr. unsec.
sub. notes 7.875%, 12/15/37	400,000	540,040

Mid-America Apartments LP sr. unsec. notes 4.30%,
10/15/23 R	30,000	31,742

Nationwide Mutual Insurance Co. 144A unsec.
sub. notes 8.25%, 12/1/31	60,000	85,835

Neuberger Berman Group, LLC/Neuberger Berman
Finance Corp. 144A sr. unsec. notes 4.875%,
4/15/45	35,000	33,994

Putnam VT George Putnam Balanced Fund	7

CORPORATE BONDS
AND NOTES (14.8%)* cont.	Principal amount	Value

Financials cont.
OneAmerica Financial Partners, Inc. 144A
sr. unsec. notes 7.00%, 10/15/33	$56,000	$71,343

Pacific LifeCorp 144A sr. unsec. notes 6.00%,
2/10/20	30,000	32,492

Primerica, Inc. sr. unsec. notes 4.75%, 7/15/22	33,000	35,550

Prudential Financial, Inc. jr. unsec. sub. FRN
5.625%, 6/15/43	35,000	38,456

Prudential Financial, Inc. jr. unsec. sub. FRN
5.20%, 3/15/44	137,000	145,220

Prudential Financial, Inc. sr. unsec.
notes 6.625%, 6/21/40	35,000	47,294

Royal Bank of Canada unsec. sub. notes Ser. GMTN,
4.65%, 1/27/26 (Canada)	45,000	48,231

Santander UK PLC 144A unsec. sub. notes 5.00%,
11/7/23 (United Kingdom)	65,000	69,472

Teachers Insurance & Annuity Association
of America 144A unsec. sub. notes 6.85%,
12/16/39	40,000	54,772

Toronto-Dominion Bank (The) unsec. sub. FRB
3.625%, 9/15/31 (Canada)	68,000	67,468

Travelers Property Casualty Corp. company
guaranty sr. unsec. unsub. bonds 7.75%, 4/15/26	40,000	53,525

UBS AG unsec. sub. notes 5.125%, 5/15/24
(Switzerland)	360,000	379,460

VEREIT Operating Partnership LP company
guaranty sr. unsec. notes 4.60%, 2/6/24 R	90,000	94,000

Wells Fargo & Co. jr. unsec. sub. FRB Ser. U,
5.875%, perpetual maturity	65,000	72,069

Willis Towers Watson PLC company
guaranty sr. unsec. unsub. notes 5.75%, 3/15/21	110,000	121,354

WP Carey, Inc. sr. unsec. unsub. notes 4.60%,
4/1/24 R	135,000	139,558

		6,656,666
Government (0.5%)
International Bank for Reconstruction &
Development sr. unsec. unsub. bonds 7.625%,
1/19/23 (Supra-Nation)	500,000	640,810

		640,810
Health care (0.6%)
AbbVie, Inc. sr. unsec. notes 3.60%, 5/14/25	10,000	10,201

Allergan Funding SCS company guaranty sr. unsec.
notes 4.75%, 3/15/45 (Luxembourg)	4,000	4,318

Allergan Funding SCS company guaranty sr. unsec.
notes 3.45%, 3/15/22 (Luxembourg)	5,000	5,154

Anthem, Inc. sr. unsec. unsub. notes 4.625%,
5/15/42	30,000	32,387

Becton Dickinson and Co. sr. unsec.
unsub. bonds 4.669%, 6/6/47	129,000	134,105

Becton Dickinson and Co. sr. unsec.
unsub. bonds 3.70%, 6/6/27	111,000	111,351

HCA, Inc. company guaranty sr. bonds 5.25%,
6/15/26	55,000	59,318

HCA, Inc. company guaranty sr. sub. bonds 5.50%,
6/15/47	30,000	31,050

HCA, Inc. company guaranty sr. sub. notes 5.00%,
3/15/24	10,000	10,588

Omega Healthcare Investors, Inc. company
guaranty sr. unsec. notes 4.50%, 4/1/27 R	20,000	20,050

Omega Healthcare Investors, Inc. company
guaranty sr. unsec. unsub. notes 4.95%, 4/1/24 R	70,000	73,316

CORPORATE BONDS
AND NOTES (14.8%)* cont.	Principal amount	Value

Health care cont.
Shire Acquisitions Investments Ireland DAC
company guaranty sr. unsec. unsub. notes 3.20%,
9/23/26 (Ireland)	$100,000	$97,653

Shire Acquisitions Investments Ireland DAC
company guaranty sr. unsec. unsub. notes 2.875%,
9/23/23 (Ireland)	70,000	69,382

Teva Pharmaceutical Finance Netherlands III BV
company guaranty sr. unsec. unsub. bonds 3.15%,
10/1/26 (Netherlands)	54,000	51,283

UnitedHealth Group, Inc. sr. unsec.
unsub. notes 4.625%, 11/15/41	34,000	37,450

		747,606
Technology (0.6%)
Apple, Inc. sr. unsec. unsub. notes 4.375%,
5/13/45	65,000	70,275

Broadcom Corp./Broadcom Cayman Finance, Ltd. 144A
company guaranty sr. unsec. unsub. notes 3.875%,
1/15/27	118,000	121,174

Diamond 1 Finance Corp./Diamond 2 Finance Corp.
144A company guaranty sr. unsec. notes 7.125%,
6/15/24	86,000	94,536

Diamond 1 Finance Corp./Diamond 2 Finance Corp.
144A sr. bonds 8.35%, 7/15/46	28,000	36,136

Diamond 1 Finance Corp./Diamond 2 Finance Corp.
144A sr. notes 5.45%, 6/15/23	129,000	139,987

Jabil Circuit, Inc. sr. unsec. sub. notes 8.25%,
3/15/18	20,000	20,800

Microsoft Corp. sr. unsec. unsub. bonds 2.40%,
8/8/26	95,000	91,426

Oracle Corp. sr. unsec. unsub. notes 2.65%,
7/15/26	205,000	196,711

		771,045
Transportation (0.3%)
Burlington Northern Santa Fe, LLC sr. unsec.
notes 5.40%, 6/1/41	85,000	103,191

Burlington Northern Santa Fe, LLC sr. unsec.
unsub. notes 5.75%, 5/1/40	40,000	50,404

Continental Airlines, Inc. Pass-Through Trust
pass-through certificates Ser. 97-4, Class A,
6.90%, 1/2/18	667	675

Continental Airlines, Inc. Pass-Through Trust
pass-through certificates Ser. 98-1, Class A,
6.648%, 9/15/17	2,848	2,873

Norfolk Southern Corp. sr. unsec.
unsub. bonds 6.00%, 5/23/11	60,000	72,243

Penske Truck Leasing Co. Lp/PTL Finance Corp.
144A sr. unsec. bonds 3.40%, 11/15/26	56,000	55,030

Southwest Airlines Co. Pass Through Trust
pass-through certificates Ser. 07-1, Class A,
6.15%, 8/1/22	76,412	84,053

United Airlines, Inc. Pass-Through Trust
pass-through certificates Ser. 14-2, Class A,
3.75%, 9/3/26	18,276	18,938

		387,407
Utilities and power (1.3%)
Appalachian Power Co. sr. unsec.
unsub. notes Ser. L, 5.80%, 10/1/35	55,000	67,167

Boardwalk Pipelines LP company
guaranty sr. unsec. unsub. FRB 4.45%, 7/15/27	30,000	30,715

Commonwealth Edison Co. sr. mtge. bonds 5.875%,
2/1/33	15,000	18,315

Consolidated Edison Co. of New York, Inc.
sr. unsec. unsub. notes 4.20%, 3/15/42	35,000	36,802

8	Putnam VT George Putnam Balanced Fund

CORPORATE BONDS
AND NOTES (14.8%)* cont.	Principal amount	Value

Utilities and power cont.
El Paso Natural Gas Co., LLC company
guaranty sr. unsec. unsub. notes 8.375%, 6/15/32	$75,000	$96,306

Emera US Finance LP company guaranty sr. unsec.
notes 3.55%, 6/15/26	45,000	45,104

Enbridge, Inc. sr. unsec. unsub. bonds 4.25%,
12/1/26 (Canada)	55,000	57,318

Energy Transfer Partners LP sr. unsec.
unsub. notes 7.60%, 2/1/24	30,000	34,972

Energy Transfer Partners LP sr. unsec.
unsub. notes 6.50%, 2/1/42	117,000	130,272

Energy Transfer Partners LP sr. unsec.
unsub. notes 5.20%, 2/1/22	35,000	37,662

FirstEnergy Corp. sr. unsec. unsub. bonds Ser. B,
3.90%, 7/15/27	4,000	4,013

FirstEnergy Corp. sr. unsec. unsub. bonds Ser. C,
4.85%, 7/15/47	6,000	6,087

FirstEnergy Transmission, LLC 144A sr. unsec.
unsub. notes 5.45%, 7/15/44	140,000	159,915

Great Plains Energy, Inc. sr. unsec.
unsub. bonds 4.85%, 4/1/47	90,000	92,609

Iberdrola International BV company
guaranty sr. unsec. unsub. bonds 6.75%, 7/15/36
(Spain)	30,000	39,046

Kinder Morgan Energy Partners LP company
guaranty sr. unsec. notes 5.40%, 9/1/44	16,000	16,137

Kinder Morgan Energy Partners LP company
guaranty sr. unsec. notes 3.50%, 3/1/21	40,000	40,690

Kinder Morgan, Inc. company guaranty sr. unsec.
unsub. notes 3.05%, 12/1/19	30,000	30,521

MidAmerican Funding, LLC sr. bonds 6.927%, 3/1/29	10,000	13,195

Oncor Electric Delivery Co., LLC sr. notes 7.00%,
9/1/22	55,000	66,209

Oncor Electric Delivery Co., LLC sr. notes 4.10%,
6/1/22	60,000	63,879

Pacific Gas & Electric Co. sr. unsec.
notes 6.35%, 2/15/38	55,000	73,203

Pacific Gas & Electric Co. sr. unsec.
unsub. notes 5.80%, 3/1/37	30,000	38,063

Puget Sound Energy, Inc. jr. unsec. sub. FRN
Ser. A, 6.974%, 6/1/67	99,000	95,164

Texas Gas Transmission, LLC 144A sr. unsec.
notes 4.50%, 2/1/21	65,000	67,771

Texas-New Mexico Power Co. 144A 1st
sr. bonds Ser. A, 9.50%, 4/1/19	135,000	151,625

WEC Energy Group jr. unsec. sub. FRN 3.294%,
5/15/67	300,000	290,250

		1,803,010

Total corporate bonds and notes (cost $18,526,986)		$19,902,738

INVESTMENT COMPANIES (1.1%)*	Shares	Value

SPDR S&P Regional Banking ETF	26,655	$1,464,692

Total investment companies (cost $1,469,165)		$1,464,692

MORTGAGE-BACKED
SECURITIES (0.9%)*	Principal amount	Value

Citigroup Commercial Mortgage Trust Ser. 14-GC21,
Class AS, 4.026%, 5/10/47	$93,000	$96,606

COMM Mortgage Trust
FRB Ser. 14-UBS6, Class C, 4.614%, 12/10/47	68,000	66,381
Ser. 13-CR13, Class AM, 4.449%, 12/10/23	100,000	108,010

MORTGAGE-BACKED
SECURITIES (0.9%)* cont.	Principal amount	Value

Federal National Mortgage Association Connecticut
Avenue Securities FRB Ser. 16-C05, Class 2M1,
2.566%, 1/25/29	$24,730	$24,926

FIRSTPLUS Home Loan Owner Trust Ser. 97-3,
Class B1, 7.79%, 11/10/23 (In default) †	14,822	1

GS Mortgage Securities Trust FRB Ser. 14-GC22,
Class C, 4.801%, 6/10/47	93,000	96,177

GS Mortgage Securities Trust 144A FRB
Ser. 11-GC5, Class C, 5.566%, 8/10/44	100,000	107,765

JPMBB Commercial Mortgage Securities Trust FRB
Ser. 14-C19, Class C, 4.821%, 4/15/47	108,000	112,384

LB Commercial Mortgage Trust 144A Ser. 99-C1,
Class G, 6.41%, 6/15/31	14,192	14,475

Morgan Stanley Bank of America Merrill Lynch Trust
FRB Ser. 14-C14, Class C, 4.99%, 2/15/47	60,000	61,787
FRB Ser. 13-C11, Class C, 4.515%, 8/15/46	77,000	69,455

Morgan Stanley Capital I Trust 144A FRB
Ser. 12-C4, Class D, 5.601%, 3/15/45	217,000	220,624

TIAA Real Estate CDO, Ltd. 144A Ser. 03-1A,
Class E, 8.00%, 12/28/38	225,659	16,924

WF-RBS Commercial Mortgage Trust
Ser. 14-C19, Class C, 4.646%, 3/15/47	24,000	24,842
Ser. 13-UBS1, Class AS, 4.306%, 3/15/46	101,000	107,666

WF-RBS Commercial Mortgage Trust 144A FRB
Ser. 11-C3, Class D, 5.813%, 3/15/44	82,000	77,031

Total mortgage-backed securities (cost $1,301,452)		$1,205,054

CONVERTIBLE PREFERRED STOCKS (0.1%)*	Shares	Value

Oportun Financial Corp. Ser. A-1, zero % cv. pfd.
(acquired 6/23/15, cost $117) (Private) † ∆∆ F	41	$116

Oportun Financial Corp. Ser. B-1, zero % cv. pfd.
(acquired 6/23/15, cost $2,211) (Private) † ∆∆ F	702	2,189

Oportun Financial Corp. Ser. C-1, zero % cv. pfd.
(acquired 6/23/15, cost $5,197) (Private) † ∆∆ F	1,021	5,145

Oportun Financial Corp. Ser. D-1, zero % cv. pfd.
(acquired 6/23/15, cost $7,538) (Private) † ∆∆ F	1,481	7,463

Oportun Financial Corp. Ser. E-1, zero % cv. pfd.
(acquired 6/23/15, cost $4,227) (Private) † ∆∆ F	770	4,185

Oportun Financial Corp. Ser. F, zero % cv. pfd.
(acquired 6/23/15, cost $12,764) (Private) † ∆∆ F	1,662	12,637

Oportun Financial Corp. Ser. F-1, zero % cv. pfd.
(acquired 6/23/15, cost $35,793) (Private) † ∆∆ F	12,559	35,435

Oportun Financial Corp. Ser. G, zero % cv. pfd.
(acquired 6/23/15, cost $45,261) (Private) † ∆∆ F	15,881	44,808

Oportun Financial Corp. Ser. H, 8.00% cv. pfd.
(acquired 2/6/15, cost $72,763) (Private) † ∆∆ F	25,555	72,034

Total convertible preferred stocks (cost $185,871)		$184,012

MUNICIPAL BONDS AND NOTES (0.1%)*	Principal amount	Value

CA State G.O. Bonds (Build America Bonds),
7.50%, 4/1/34	$30,000	$43,698

North TX, Tollway Auth. Rev. Bonds (Build
America Bonds), 6.718%, 1/1/49	55,000	80,276

OH State U. Rev. Bonds (Build America Bonds),
4.91%, 6/1/40	40,000	47,865

Total municipal bonds and notes (cost $125,184)		$171,839

SHORT-TERM INVESTMENTS (12.1%)	Shares	Value

Putnam Cash Collateral Pool, LLC 1.24% [d]	1,941,800	1,941,800

Putnam Short Term Investment Fund 1.07% L	14,320,096	14,320,096

Total short-term investments (cost $16,261,896)		$16,261,896

Total investments (cost $139,371,156)		$150,493,630

Putnam VT George Putnam Balanced Fund	9

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
DAC	Designated Activity Company
ETF	Exchange Traded Fund
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period
GMTN	Global Medium Term Notes
G.O. Bonds	General Obligation Bonds
MTN	Medium Term Notes
SPDR	S&P Depository Receipts
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2017 through June 30, 2017 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $134,400,168.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $277,397, or 0.2% of net assets.

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $14,699,781 to cover certain derivative contracts, and delayed delivery securities.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 6/30/17 (aggregate face value $4,990,537) (Unaudited)						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.

	British Pound	Sell	9/20/17	$227,422	$225,563	$(1,859)

	Canadian Dollar	Sell	7/19/17	314,784	300,694	(14,090)

Barclays Bank PLC

	Canadian Dollar	Sell	7/19/17	426,011	412,919	(13,092)

Citibank, N.A.

	Euro	Sell	9/20/17	1,325,756	1,303,744	(22,012)

Credit Suisse International

	British Pound	Sell	9/20/17	732,918	724,203	(8,715)

Goldman Sachs International

	Euro	Sell	9/20/17	226,942	223,137	(3,805)

	Japanese Yen	Sell	8/16/17	409,322	405,287	(4,035)

JPMorgan Chase Bank N.A.

	Canadian Dollar	Sell	7/19/17	516,258	500,418	(15,840)

	Swiss Franc	Buy	9/20/17	21,169	20,953	216

State Street Bank and Trust Co.

	British Pound	Sell	9/20/17	295,831	292,960	(2,871)

	Canadian Dollar	Sell	7/19/17	232,096	219,831	(12,265)

	Euro	Sell	9/20/17	10,091	9,922	(169)

UBS AG

	Euro	Sell	9/20/17	341,387	335,725	(5,662)

WestPac Banking Corp.

	Canadian Dollar	Sell	7/19/17	15,658	15,181	(477)

Total						$(104,676)

TBA SALE COMMITMENTS
OUTSTANDING
at 6/30/17 (proceeds receivable	Principal	Settlement
$4,067,227) (Unaudited)	amount	date	Value

Federal National Mortgage
Association, 3.50%, 7/1/47	$2,000,000	7/13/17	$2,053,750

Federal National Mortgage
Association, 3.00%, 7/1/47	2,000,000	7/13/17	1,997,344

Total			$4,051,094

10	Putnam VT George Putnam Balanced Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Basic materials	$3,355,439	$—	$—

Capital goods	5,884,272	—	—

Communication services	3,766,451	—	—

Conglomerates	1,097,328	—	—

Consumer cyclicals	9,061,320	—	—

Consumer staples	8,677,994	—	51,438

Energy	4,779,238	—	—

Financials	11,373,039	—	41,947

Health care	10,009,041	—	—

Miscellaneous	132,034	—	—

Technology	18,417,035	—	—

Transportation	1,007,548	—	—

Utilities and power	2,675,494	—	—

Total common stocks	80,236,233	—	93,385

Convertible preferred stocks	—	—	184,012

Corporate bonds and notes	—	19,902,738	—

Investment companies	1,464,692	—	—

Mortgage-backed securities	—	1,205,054	—

Municipal bonds and notes	—	171,839	—

U.S. government and agency mortgage obligations	—	15,981,857	—

U.S. treasury obligations	—	14,991,924	—

Short-term investments	14,320,096	1,941,800	—

Totals by level	$96,021,021	$54,195,212	$277,397

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(104,676)	$—

TBA sale commitments	—	(4,051,094)	—

Totals by level	$—	$(4,155,770)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Putnam VT George Putnam Balanced Fund	11

Statement of assets and liabilities
6/30/17 (Unaudited)

Assets

Investment in securities, at value, including $1,911,596 of securities on loan (Note 1):

Unaffiliated issuers (identified cost $123,109,260)	$134,231,734

Affiliated issuers (identified cost $16,261,896) (Notes 1 and 5)	16,261,896

Foreign currency (cost $199) (Note 1)	199

Dividends, interest and other receivables	448,676

Receivable for shares of the fund sold	546,666

Receivable for investments sold	683,049

Receivable for sales of delayed delivery securities (Note 1)	4,053,220

Unrealized appreciation on forward currency contracts (Note 1)	216

Total assets	156,225,656

Liabilities

Payable for investments purchased	605,291

Payable for purchases of delayed delivery securities (Note 1)	14,662,570

Payable for shares of the fund repurchased	185,995

Payable for compensation of Manager (Note 2)	58,165

Payable for custodian fees (Note 2)	22,636

Payable for investor servicing fees (Note 2)	14,137

Payable for Trustee compensation and expenses (Note 2)	105,515

Payable for administrative services (Note 2)	517

Payable for distribution fees (Note 2)	14,238

Unrealized depreciation on forward currency contracts (Note 1)	104,892

TBA sale commitments, at value (proceeds receivable $4,067,227) (Note 1)	4,051,094

Collateral on securities loaned, at value (Note 1)	1,941,800

Other accrued expenses	58,638

Total liabilities	21,825,488

Net assets	$134,400,168

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$150,821,211

Undistributed net investment income (Note 1)	517,115

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(27,972,505)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	11,034,347

Total — Representing net assets applicable to capital shares outstanding	$134,400,168

Computation of net asset value Class IA

Net assets	$64,661,132

Number of shares outstanding	5,860,656

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$11.03

Computation of net asset value Class IB

Net assets	$69,739,036

Number of shares outstanding	6,338,322

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$11.00

The accompanying notes are an integral part of these financial statements.

12	Putnam VT George Putnam Balanced Fund

Statement of operations
Six months ended 6/30/17 (Unaudited)

Investment income

Interest (including interest income of $53,182 from investments in affiliated issuers) (Note 5)	$715,045

Dividends (net of foreign tax of $3,676)	695,888

Securities lending (net of expenses) (Note 1)	6,341

Total investment income	1,417,274

Expenses

Compensation of Manager (Note 2)	341,171

Investor servicing fees (Note 2)	45,853

Custodian fees (Note 2)	18,811

Trustee compensation and expenses (Note 2)	4,672

Distribution fees (Note 2)	81,787

Administrative services (Note 2)	1,537

Auditing and tax fees	45,453

Other	19,721

Total expenses	559,005

Expense reduction (Note 2)	(1,669)

Net expenses	557,336

Net investment income	859,938

Net realized gain on securities from unaffiliated issuers (Notes 1 and 3)	6,341,882

Net realized loss on forward currency contracts (Note 1)	(64,147)

Net realized gain on foreign currency transactions (Note 1)	181

Net realized gain on futures contracts (Note 1)	26,691

Net unrealized appreciation of securities in unaffiliated issuers and TBA sale commitments during the period	2,499,060

Net unrealized depreciation of forward currency contracts during the period	(202,953)

Net unrealized appreciation of assets and liabilities in foreign currencies during the period	451

Net gain on investments	8,601,165

Net increase in net assets resulting from operations	$9,461,103

Statement of changes in net assets

	Six months	Year ended
	ended 6/30/17*	12/31/16

Increase (decrease) in net assets

Operations:

Net investment income	$859,938	$1,922,146

Net realized gain on investments and foreign currency transactions	6,304,607	3,699,936

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	2,296,558	4,138,927

Net increase (decrease) in net assets resulting from operations	9,461,103	9,761,009

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(1,178,815)	(1,324,359)

Class IB	(1,021,685)	(1,070,801)

Increase (decrease) from capital share transactions (Note 4)	2,381,284	(12,838,049)

Total increase (decrease) in net assets	9,641,887	(5,472,200)

Net assets:

Beginning of period	124,758,281	130,230,481

End of period (including undistributed net investment income of $517,115 and $1,857,677, respectively)	$134,400,168	$124,758,281

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Putnam VT George Putnam Balanced Fund	13

Financial highlights (For a common share outstanding throughout the period)

					LESS
INVESTMENT OPERATIONS:					DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)

Class IA

6/30/17†	$10.44	.08	.71	.79	(.20)	(.20)	$11.03	7.59*	$64,661	.36*	.72*	148*

12/31/16	9.83	.16	.65	.81	(.20)	(.20)	10.44	8.40	64,354	.73[g]	1.65[g]	216[e]

12/31/15	10.12	.15	(.24)	(.09)	(.20)	(.20)	9.83	(.96)	67,397.72		1.45	223[e]

12/31/14	9.29	.15	.85	1.00	(.17)	(.17)	10.12	10.93	78,207.73		1.56	215[e]

12/31/13	8.00	.15	1.31	1.46	(.17)	(.17)	9.29	18.46	83,435.73		1.74	79[f]

12/31/12	7.25	.15	.77	.92	(.17)	(.17)	8.00	12.77	82,153.74		1.99	87[f]

Class IB

6/30/17†	$10.40	.06	.71	.77	(.17)	(.17)	$11.00	7.46*	$69,739	.49*	.59*	148*

12/31/16	9.79	.14	.64	.78	(.17)	(.17)	10.40	8.12	60,405	.98[g]	1.40[g]	216[e]

12/31/15	10.08	.12	(.24)	(.12)	(.17)	(.17)	9.79	(1.23)	62,833.97		1.20	223[e]

12/31/14	9.25	.13	.85	.98	(.15)	(.15)	10.08	10.68	76,100.98		1.31	215[e]

12/31/13	7.97	.13	1.30	1.43	(.15)	(.15)	9.25	18.09	83,799.98		1.49	79[f]

12/31/12	7.22	.13	.77	.90	(.15)	(.15)	7.97	12.54	91,133.99		1.74	87[f]

* Not annualized.

† Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset arrangements and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

e Portfolio turnover includes TBA purchase and sale commitments.

f Portfolio turnover excludes TBA purchase and sale commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been the following:

Portfolio turnover %

December 31, 2013	187%

December 31, 2012	209

g Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than .01% as a percentage of average net assets per share for each class (Note 2).

The accompanying notes are an integral part of these financial statements.

14	Putnam VT George Putnam Balanced Fund

Notes to financial statements 6/30/17 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from January 1, 2017 through June 30, 2017.

Putnam VT George Putnam Balanced Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek to provide a balanced investment composed of a well-diversified portfolio of stocks and bonds which produce both capital growth and current income. The fund invests mainly in a combination of bonds and common stocks (growth or value stocks or both) of large U.S. companies, with a greater focus on common stocks. For example, the fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors that it believes will cause the stock price to rise. The fund buys bonds of governments and private companies that are mostly investment-grade in quality with intermediate- to long-term maturities (three years or longer). Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments, and, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. Putnam Management may also use derivatives, such as futures, options, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of

Putnam VT George Putnam Balanced Fund	15

the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $104,676 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $1,941,800 and the value of securities loaned amounted to $1,911,596.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

16	Putnam VT George Putnam Balanced Fund

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At December 31, 2016, the fund had a capital loss carryover of $33,773,413 available to the extent allowed by the Code to offset future net capital gain, if any. For any carryover, the amount of the carryover and that carryover’s expiration date is:

Loss carryover

Short-term	Long-term	Total	Expiration

$33,773,413	N/A	$33,773,413	12/31/17

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $139,873,352, resulting in gross unrealized appreciation and depreciation of $13,807,790 and $3,187,512, respectively, or net unrealized appreciation of $10,620,278.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 35.1% of the fund is owned by accounts of one insurance company.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.680%	of the first $5 billion,
0.630%	of the next $5 billion,
0.580%	of the next $10 billion,
0.530%	of the next $10 billion,
0.480%	of the next $50 billion,
0.460%	of the next $50 billion,
0.450%	of the next $100 billion and
0.445%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.260% of the fund’s average net assets.

Putnam Management has contractually agreed, through April 30, 2019, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.07% of the fund’s average daily net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class IA	$22,884
Class IB	22,969

Total	$45,853

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $18 under the expense offset arrangements and by $1,651 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $99, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

Putnam VT George Putnam Balanced Fund	17

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares. The expenses related to distribution fees during the reporting period are included in Distribution fees in the Statement of operations.

Note 3 — Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of	Proceeds
	purchases	from sales

Investments in securities, including
TBA commitments (Long-term)	$188,318,566	$187,617,927

U.S. government securities
(Long-term)	—	—

Total	$188,318,566	$187,617,927

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4 — Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Six months ended 6/30/17		Year ended 12/31/16		Six months ended 6/30/17		Year ended 12/31/16

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	83,529	$910,413	229,754	$2,288,244	882,685	$9,544,279	314,036	$3,110,668

Shares issued in connection with
reinvestment of distributions	109,657	1,178,815	136,673	1,324,359	95,218	1,021,685	110,734	1,070,801

	193,186	2,089,228	366,427	3,612,603	977,903	10,565,964	424,770	4,181,469

Shares repurchased	(498,372)	(5,409,453)	(1,053,544)	(10,456,594)	(448,888)	(4,864,455)	(1,030,344)	(10,175,527)

Net increase (decrease)	(305,186)	$(3,320,225)	(687,117)	$(6,843,991)	529,015	$5,701,509	(605,574)	$(5,994,058)

Note 5 — Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares outstanding
					and Fair value
Affiliate	Fair value as of 12/31/16	Purchase cost	Sale proceeds	Investment income	as of 6/30/17

Short-term investments

Putnam Cash Collateral Pool, LLC*	$1,689,250	$16,718,842	$16,466,292	$11,066	$1,941,800

Putnam Short Term Investment
Fund**	11,832,962	16,494,906	14,007,772	53,182	14,320,096

Total Short-term investments	$13,522,212	$33,213,748	$30,474,064	$64,248	$16,261,896

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

18	Putnam VT George Putnam Balanced Fund

Note 7 — Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	3

Forward currency contracts (contract amount)	$5,700,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not accounted
for as hedging instruments	Statement of assets and		Statement of assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Foreign exchange contracts	Receivables	$ 216	Payables	$104,892

Total		$216		$104,892

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Futures	contracts	Total

Foreign exchange contracts	$—	$(64,147)	$(64,147)

Equity contracts	26,691	—	26,691

Total	$26,691	$(64,147)	$(37,456)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$(202,953)	$(202,953)

Total	$(202,953)	$(202,953)

Putnam VT George Putnam Balanced Fund	19

Note 8 — Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Credit Suisse International	Goldman Sachs International	JPMorgan Chase Bank N.A.	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total

Assets:

Forward currency contracts#	$—	$—	$—	$—	$—	$216	$—	$—	$—	$216

Total Assets	$—	$—	$—	$—	$—	$216	$—	$—	$—	$216

Liabilities:

Forward currency contracts#	15,949	13,092	22,012	8,715	7,840	15,840	15,305	5,662	477	104,892

Total Liabilities	$15,949	$13,092	$22,012	$8,715	$7,840	$15,840	$15,305	$5,662	$477	$104,892

Total Financial and Derivative Net Assets	$(15,949)	$(13,092)	$(22,012)	$(8,715)	$(7,840)	$(15,624)	$(15,305)	$(5,662)	$(477)	$(104,676)

Total collateral received (pledged)†##	$—	$—	$—	$—	$—	$—	$—	$—	$—

Net amount	$(15,949)	$(13,092)	$(22,012)	$(8,715)	$(7,840)	$(15,624)	$(15,305)	$(5,662)	$(477)

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Note 9 — New pronouncements

In October 2016, the SEC adopted amendments to rules  under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Putnam Management has evaluated the amendments and its adoption will have no effect on the fund’s net assets or results of operations.

20	Putnam VT George Putnam Balanced Fund	Putnam VT George Putnam Balanced Fund	21

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2017, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2017, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2017 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2017. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). This expense limitation attempts to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that this

22	Putnam VT George Putnam Balanced Fund

expense limitation was not operative during their fiscal years ending in 2016. Putnam Management has agreed to maintain this expense limitation until at least April 30, 2019 and has agreed to implement a contractual expense limitation applicable to specified retail open-end funds, including your fund, of 25 basis points on investor servicing fees and expenses until at least August 31, 2018. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the third quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2016. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2016 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients, including defined benefit pension and profit-sharing plans, charities, college endowments, foundations, sub-advised third-party mutual funds, state, local and non-U.S. government entities, and corporations. This information included, in cases where an institutional product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients as compared to the services provided to the Putnam Funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officers and other senior members of Putnam Management’s Investment Division throughout the year. In addition, in response to a request from the Independent Trustees, Putnam Management provided the Trustees with in-depth presentations regarding each of the equity and fixed income investment teams, including the operation of the teams and their investment approaches. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2016 was a challenging year for the performance of the Putnam funds, with generally disappointing results for the international and global equity funds and taxable fixed income funds, mixed results for small-cap equity, Spectrum, global asset allocation, equity research and tax exempt fixed income funds, but generally strong results for U.S. equity funds. The Trustees noted, however, that they were encouraged by the positive performance trend since mid-year 2016 across most Putnam Funds. In particular, from May 1, 2016 through April 30, 2017, 51% of Putnam Fund assets were in the top quartile and 87% were above the median of the Putnam Funds’ competitive industry rankings. They noted that the longer-term performance of the Putnam funds generally continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 5th-best performing mutual fund complex out of 54 complexes for the five-year period ended December 31, 2016. In addition, while the survey ranked the Putnam Funds 52nd out of 61 mutual fund complexes for the one-year period ended 2016, the Putnam Funds have ranked 1st or 2nd in the survey for the one-year period three times since 2009 (most recently in 2013). They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2016 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

For purposes of the Trustees’ evaluation of the Putnam Funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively

Putnam VT George Putnam Balanced Fund	23

unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class IA share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. (“Lipper”) peer group (Lipper VP (Underlying Funds) –Balanced Funds) for the one-year, three-year and five-year periods ended December 31, 2016 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	Three-year period	Five-year period

1st	1st	1st

For the three-year period ended December 31, 2016, your fund’s performance was in the top decile of its Lipper peer group. Over the one-year, three-year and five-year periods ended December 31, 2016, there were 144, 142 and 133 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee, including any developments with respect to the European Union’s updated Markets in Financial Instruments Directive and its potential impact on PIL’s use of client commissions to obtain investment research. The Trustees also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees believed that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

24	Putnam VT George Putnam Balanced Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2017, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission’s [SEC] website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	Jameson A. Baxter, Chair
One Post Office Square	Mailing address:	Kenneth R. Leibler, Vice Chair
Boston, MA 02109	P.O. Box 8383	Liaquat Ahamed
	Boston, MA 02266-8383	Ravi Akhoury
Investment Sub-Advisor	1-800-225-1581	Barbara M. Baumann
Putnam Investments Limited		Katinka Domotorffy
57–59 St James’s Street	Custodian	Catharine Bond Hill
London, England SW1A 1LD	State Street Bank and Trust Company	Paul L. Joskow
Robert E. Patterson
Marketing Services	Legal Counsel	George Putnam, III
Putnam Retail Management	Ropes & Gray LLP	Robert L. Reynolds
One Post Office Square		Manoj P. Singh
Boston, MA 02109

The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam VT George Putnam Balanced Fund	25

This report has been prepared for the shareholders	H504
of Putnam VT George Putnam Balanced Fund.	VTSA021 306773 8/17

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: August 25, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: August 25, 2017

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: August 25, 2017